UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2025

CPI CARD GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37584 (Commission File Number)	26-0344657 (I.R.S. Employer Identification No.)

	CPI Card Group Inc. 10368 W Centennial Road, Littleton, CO (Address of principal executive offices)	80127 (Zip Code)

(720) 681-6304

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PMTS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 2, 2025, CPI Card Group Inc. (the “Company”) and CPI CG Inc., as borrower (the “Borrower”), entered into Amendment No. 1 to Credit Agreement (the “Amendment”), which amends that certain Credit Agreement, dated as of July 11, 2024 (the “ABL Revolver”), by and among the Company, the Borrower, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative and collateral agent.

The Amendment, among other things, increases the available borrowing capacity under the ABL Revolver to $100 million from $75 million.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is included as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01 Other Events.

On July 3, 2025, the Company issued a notice of redemption to redeem $20.0 million of its outstanding $285.0 million aggregate principal amount of 10.000% senior secured notes due 2029 (the “Senior Notes”), to be redeemed on July 15, 2025. The redemption is being made pursuant to the terms of the indenture governing the terms of the Senior Notes, at a redemption price of 103.000% of par plus accrued and unpaid interest to the date of redemption.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description
10.1+	Amendment No. 1 to Credit Agreement, by and among CPI Card Group Inc., CPI CG Inc., the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative and collateral agent.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

+ Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPI CARD GROUP INC.

Dated: July 7, 2025	By:	/s/ Darren Dragovich
	Name:	Darren Dragovich
	Title:	Chief Legal and Compliance Officer